Exhibit 99.1

EXECUTION COPY

SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release (the “Agreement”) is made as of September 15, 2005 (the “Effective Date”) by and between TOWER AUTOMOTIVE PRODUCTS COMPANY, INC., (“TAP”), TOWER AUTOMOTIVE, INC. (“TAI”), Varnum, Riddering, Schmidt & Howlett LLP (“Varnum”) and their respective parents, subsidiaries and affiliates and in the case of Varnum, partners, as parties of the first part (collectively with TAP, TAI and Varnum, “TOWER”); and LAMB TECHNICON BODY AND ASSEMBLY SYSTEMS, (“LAMB”), formally a division of UNOVA INDUSTRIAL AUTOMATION SYSTEMS, INC., (“IAS”), and UNOVA INDUSTRIAL AUTOMATION SYSTEMS, INC. (“UIASI”), their respective parents, subsidiaries and affiliates, including but, not limited to UNOVA, INC., (“UNOVA, INC.”), (collectively with IAS and UIASI, “UNOVA”) as parties of the second part.

WHEREAS, TOWER filed a civil action in Kent County Circuit Court, Case No. 02-02414-CK entitled Tower Automotive Products Company, Inc. v Lamb Technicon Body and Assembly Systems, a division of UNOVA Industrial Automation Systems, Inc., (the “Michigan Litigation”); and

WHEREAS, TOWER sought damages based on claims against LAMB and IAS related to its alleged contractual obligations to provide a manufacturing production system to TOWER; and

WHEREAS, IAS responded denying liability and filed a counterclaim against TOWER, to which TOWER responded denying liability; and

WHEREAS, VARNUM has a contingent fee agreement with TAP and TAI relating to the afore mentioned litigation; and

WHEREAS, TAP and TAI are currently subject to federal bankruptcy protection under Chapter 11 of the United States Code before the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), with such case being captioned as entitled In re: Tower Automotive, Inc., et al., Case No. 05-10578 (ALG) (the “Bankruptcy Cases”); and

WHEREAS, the parties wish to resolve this matter short of trial.

NOW, THEREFORE, for good and valid consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.                                      Settlement Payment.   Subject to the terms and conditions set out below, IAS, UASI and UNOVA, INC. jointly and severally agree to, either directly themselves or through one or more affiliates or subsidiaries selected by IAS, UASI or UNOVA, INC., pay the aggregate amount of Thirteen Million, Five Hundred Thousand U.S. Dollars (USD $13,500,000) to TAP, TAI or to one or more subsidiaries or affiliates of TAP or TAI selected by TAP or TAI via wire transfer consistent with the wire transfer information provided in the attached Exhibit A.

2.                                      Timing of Settlement Payment.  IAS, UIASI, and UNOVA, INC., jointly and severally, agree to make said payment no later than 12:00 noon on the 11th calendar day after the date on which the Bankruptcy Court enters an order approving the terms of this Agreement (the “Approval Order”), with such Approval Order being satisfactory to the parties hereof and having become final and non-appealable.  Counsel for TOWER shall (a) provide UNOVA with an opportunity to review and comment on any motion to the Bankruptcy Court seeking entry of the Approval Order (the “Approval Motion”) prior to filing such Approval Motion, (b) notify counsel for UNOVA of any objection to the Approval Motion, and (c) notify counsel for UNOVA, INC. of the entry of such Approval Order within 24 hours of said Approval Order’s entry and shall provide UNOVA, INC. with a copy of such Approval Order as entered by the Bankruptcy Court.  This Agreement shall remain expressly subject to entry of the Approval Order, and none of the parties hereunder shall have any obligations under this Agreement absent entry of the Approval Order.

3.                                      UNOVA Release of TOWER.  In addition to consideration referenced in Paragraphs 1 and 2, above, UNOVA, its officers, directors, shareholders, employees, agents, successors, predecessors, assigns, affiliates, and attorneys do hereby fully, finally and forever release and discharge TOWER, its officers, directors, shareholders, employees, agents, successors, heirs predecessors, assigns, subsidiaries, affiliates and attorneys (the “TOWER Released Parties”) of and from any and all claims, causes of action, claims for damages or other relief of any kind or nature, whether known or unknown, arising from, connected with or related in any way whatsoever to the Michigan Litigation, the Bankruptcy Litigation or any other judicial or government proceeding, whether within or outside of the United States, which were or could have been asserted by UNOVA prior to or on the Effective Date of this Agreement (“UNOVA Claims”).  UNOVA understands and agrees that this UNOVA release shall operate as a complete and total bar and defense to any UNOVA Claim that has or in the future may, directly or indirectly, be asserted by UNOVA against the TOWER Released Parties to the extent that such Claim was or could have been asserted against the TOWER Released Parties on or prior to the Effective Date of this Agreement.

4.                                      TOWER Release of UNOVA.  In addition to consideration referenced in Paragraphs 1 through 3 above, TOWER, its officers, directors, shareholders, employees, agents, successors, heirs, predecessors, assigns, subsidiaries, affiliates, and attorneys do hereby fully, finally and forever release and discharge UNOVA, its officers, directors, shareholders, employees, agents, successors, predecessors, assigns, attorneys, and affiliated companies (the “UNOVA Released Parties”) of and from any and all claims, causes of action, claims for damages or other relief of any kind or nature, whether known or unknown, arising from, connected with or related in any way whatsoever to the Michigan Litigation, the Bankruptcy Litigation or any other judicial or government proceeding, whether within or outside of the United States, which were or could have been asserted by TOWER prior to or on the Effective Date of this Agreement (“TOWER Claims”).  TOWER understands and agrees that this TOWER release shall operate as a complete and total bar and defense to any TOWER Claim that has or in the future may, directly or indirectly, be brought by TOWER against the UNOVA Released Parties to the extent that such Claim was or could have been asserted against the UNOVA Released Parties prior to or on the Effective Date of this Agreement.

5.                                      Dismissal with Prejudice of Pending Litigation.  TOWER and UNOVA hereby authorize and direct their respective counsel to execute and file all pleadings necessary to file for dismissal with prejudice in the Michigan Litigation, the Bankruptcy Cases and any other judicial or government proceeding, whether inside or outside of the United States, which is pending on the Effective Date of this Agreement, each party to such pending litigation to bear its own attorney’s fees, costs and litigation expenses.

6.                                      No Other Representations.  TOWER and UNOVA acknowledge and agree that they are voluntarily entering into this Agreement for the purpose of settling the TOWER Claims and the UNOVA Claims and is not based on any representation or statements other than those in this Agreement as to legal merits, legal liability, or the value of the TOWER Claims or the UNOVA Claims.  TOWER and UNOVA acknowledge that they have sought counsel with respect to this matter and understand the legal consequences of entering into this Agreement.

7.                                      Entire Agreement.  TOWER and UNOVA agree that this Agreement, conditioned upon the approval of the Bankruptcy Court as provided in Paragraph 2 and the payment described in Paragraph 1, contains the entire agreement and understanding of TOWER and UNOVA, and that there are no promises or terms of the agreement between TOWER and UNOVA other than those expressly written in this Agreement.

8.                                      Binding Effect.  This Agreement shall be binding upon TOWER and UNOVA and their respective successors, heirs, predecessors, assigns, subsidiaries, affiliates, and attorneys, provided, however, that this paragraph 8 shall not become effective until full and final payment pursuant to Paragraphs 1 and 2 of this Agreement is made in accordance with those paragraphs.

9.                                      Severability.  If any provision or term of this Agreement is determined by a court of law or government tribunal to be unenforceable, then such unenforceable provision or term will be modified so as to make it enforceable, or if that is not possible, then it will be deleted from this Agreement, and the remaining part of the Agreement shall remain in full, force and effect, except that in no event shall this Agreement be enforceable if (1) the Bankruptcy Court fails to enter the Approval Order and approve this Agreement as it is set forth here without additions or deletions of any sort or (2) one or both of the releases set forth in paragraphs 3 and 4 of this Agreement are declared by a court of law or government tribunal to be unenforceable.

10.                               Amendments, Waivers and Modification.  No amendment, waiver or modification of this Agreement will be enforceable unless it is in writing, signed by authorized representatives of all the Parties to this Agreement.

11.                               Assignment.  TOWER and UNOVA represent and warrant that they have not assigned any part of the TOWER Claims or the UNOVA Claims to any third party, and that no third party has any ownership interest or any lien of any kind or nature with respect to the TOWER Claims or the UNOVA Claims.

12.                               Headings.  The headings to the various clauses of this Agreement have been inserted for the convenience of the parties only.  They shall not be used to interpret or construe the meaning of the terms and provisions hereof.

13.                               Controlling Law.  This Agreement shall be controlled and construed according to the laws of the State of Michigan.

14.                               Confidentiality.

a)                                      All documents and information generated or exchanged by TOWER and UNOVA (collectively, the “Parties” and individually, a “Party”) in connection with or by reason of this Agreement, the formation of this Agreement or the implementation of this Agreement are confidential information (“Confidential Information”).  Neither Party will use the Confidential Information for any purpose other than fulfilling or enforcing the terms of this Agreement.

b)                                     The Parties acknowledge that each Party is or may in the future become a publicly traded company, and may be required by law to publicly disclose the signing of this Agreement, as well as certain terms of this Agreement.  Such disclosures shall not constitute a breach of paragraph 14(a) of this Agreement.

c)                                      If any Party to this Agreement (“Party A”) believes that disclosure of Confidential Information of another Party or one of its affiliates (“Party B”)  to a third party is required by law, in connection with any suit, action or proceeding before any court, administrative agency, government patent office or other public or private tribunal, Party A will promptly notify Party B that such disclosure will be required before any such disclosure occurs so that Party B may take the appropriate steps to protect its Confidential Information.

d)                                     Notwithstanding paragraph 14(a) of this Agreement, the term “Confidential Information” does not include information that:  (i) was known by the receiving Party at the time of the disclosure and was not disclosed to the receiving Party under a confidentiality agreement; (ii) was publicly available prior to disclosure to the receiving Party otherwise than through any act or omission attributable to principals, officers, employees, consultants or agents of the receiving party; or (iii) was subsequently disclosed, otherwise than under an agreement of secrecy or non-use, by a Third Party that had not acquired the information under an obligation of confidentiality.

e)                                      Notwithstanding any provision in this paragraph 14 to the contrary, the Parties acknowledge and agree that, immediately upon execution of this Agreement, TOWER is permitted and authorized to (i) file the Approval Motion (including all exhibits) with the Bankruptcy Court and take all necessary action to obtain entry of the Approval Order, and (ii) comply with all applicable provisions of the Bankruptcy Court’s order, dated February 3, 2005, with respect to notice and service thereof.

15.                               Settlement Negotiations.   All documents and information generated or exchanged by the Parties in connection with or by reason of this Agreement, the formation of this Agreement or the implementation of this Agreement concern the settlement or attempted settlement of pending or threatened litigation between the Parties and, pursuant to Rule 408 of the Federal Rules of Evidence and comparable rules in other U.S. and foreign jurisdictions, are inadmissible to prove or disprove any element of any Claim or defense in any pending or future legal proceeding between the Parties or between any Party and any Third Party.

16.                               No Admission.  Nothing in this Agreement shall be construed as an admission by any Party of any liability for any TOWER Claim or UNOVA Claim or in respect of any other claim, cause of action, claim for damages or other relief or otherwise.  Except as set forth herein, each Party retains all rights that they may have possessed prior to or on the Effective Date of this Agreement except TOWER Claims or UNOVA Claims effectively released pursuant to paragraphs 3, 4 and 9 of this Agreement.

17.                               No Third Party Beneficiaries.  This Agreement is only for the benefit of, and is only enforceable, by the Parties and is not intended to and shall not be construed to confer any right or benefit on any third party other than officers, directors, shareholders, employees, agents, successors, predecessors, assigns, affiliates, and attorneys of the Parties.

18.                               Notices.  Any and all notices, demands, or other communications required or desired to be given hereunder by any Party shall be in writing and shall be validly given or made to another Party if personally served or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested or deposited with an established overnight delivery service for delivery the next business day.  If such notice or demand is served personally, notice shall be deemed constructively made at the time of such personal service.  If such notice, demand or other communication is given by mail, such notice shall be conclusively deemed given five days after deposit thereof in the United States mail, certified or registered mail, postage prepaid, return receipt requested, addressed to the Party to whom such notice, demand or other communication is to be given as follows:

If to UNOVA:

Janis L. Harwell

Senior Vice President and General Counsel

UNOVA, Inc.

6001 36th Avenue West,

Everett, WA 98203-1264

With a copy to:

Carson P. Veach, Esq.

Freeborn & Peters

311 S. Wacker Dr.

Suite 3000

Chicago, Illinois 60606

If to TOWER:

James Mallak

Tower Automotive, Inc.

27275 Haggerty Road, Suite 680

Novi, MI 48377

With copy to:

Michael Wooldridge, Esq.

Varnum Riddering Schmidt & Howlett LLP

P.O. Box 352

Grand Rapids, MI 49501

Any Party hereto may change its address for purposes of this paragraph by written notice given in the manner provided above.

21.                               Counterparts.  This Agreement may be signed in counterparts and, upon the event of each party signing the Agreement; it shall be final and binding upon the parties.

TOWER AUTOMOTIVE PRODUCTS CO., INC

/s/ James Mallak

Dated: September 16, 2005	By:	James Mallak

	Its:	Treasurer

TOWER AUTOMOTIVE, INC.

/s/ James Mallak

Dated: September 16, 2005	By:	James Mallak

	Its:	Chief Financial Officer and Treasurer

UNOVA INDUSTRIAL AUTOMATION
SYSTEMS, INC.

/s/ Cathy D. Younger

Dated: September 16, 2005	By:	Cathy D. Younger

	Its:	Secretary

UNOVA, INC.

/s/ Fredric B. Anderson

Dated: September 16, 2005	By:	Fredric B. Anderson

	Its:	Vice President and Controller

VARNUM, RIDDERING, SCHMIDT & HOWLETT LLP

/s/ Susan Wyngaarden

Dated: September 16, 2005	By:	Susan Wyngaarden

	Its:	Partner

/s/ Steven P. Afendoulis

Dated: September 16, 2005	By:	Steven P. Afendoulis

	Its:	Partner